                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 23, 2003
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
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              Delaware                            94-324470
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     (State of Incorporation)       (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, NC                             28255
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Address of principal executive offices                          (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

     Documents Incorporated by Reference

     The consolidated financial statements of Radian Asset Assurance Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-105940) of the Registrant; and (iii) in the prospectus supplement, dated December 19, 2003, and prospectus relating to Banc of America Mortgage Securities, Inc, relating to Mortgage Pass-Through Certificates, Series 2003-10 and shall be deemed to be a part hereof and thereof.




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

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------
  (EX-23)                     Consent of Deloitte & Touche LLP, independent
                              certified public accountants of Radian Asset
                              Assurance Inc. and subsidiaries in connection with Banc of America Mortgage Securities, Inc, Mortgage
                              Pass-Through Certificates, Series 2003-10




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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA MORTGAGE SECURITIES, INC.


December 23, 2003

                                   By:  /s/ Judy Lowman
                                        --------------------------------
                                        Name: Judy Lowman
                                        Title: Vice President




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

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.                   Description                         Electronic (E)
-----------                   -----------                         --------------
   (EX-23)                    Consent of Deloitte & Touche LLP,         E
                              independent certified public
                              accountants of Radian Asset
                              Assurance Inc. Corporation and
                              subsidiaries in connection with
                              Banc of America Mortgage
                              Securities, Inc, Mortgage
                              Pass-Through Certificates, Series
                              2003-10





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